UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Zoran Corporation

(Name of Registrant as Specified In Its Charter)

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May 1, 2006

Dear Stockholder:

This year’s annual meeting of stockholders will be held on June 22, 2006, at 11:00 a.m. local time, at Zoran’s headquarters located at 1390 Kifer Road, Sunnyvale California. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in Zoran’s affairs by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

A copy of Zoran’s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review Zoran’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

/s/ Levy Gerzberg
Levy Gerzberg, Ph.D. President and Chief Executive Officer

ZORAN CORPORATION

1390 Kifer Road

Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 22, 2006

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of the stockholders of Zoran Corporation, a Delaware corporation, will be held on June 22, 2006, at 11:00 a.m. local time, at Zoran’s headquarters located at 1390 Kifer Road, Sunnyvale California, for the following purposes:

1. To elect eight persons to serve on our Board of Directors.

2. To approve an increase in the maximum aggregate number of shares that may be issued under our 2005 Equity Incentive Plan by 2,500,000 shares.

3. To approve an increase in the maximum aggregate number of shares that may be issued under our 1995 Employee Stock Purchase Plan by 1,000,000 shares.

4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

5. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 27, 2006 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1390 Kifer Road, Sunnyvale, California.

By order of the Board of Directors,

/s/ Dennis C. Sullivan
Dennis C. Sullivan
Secretary

Sunnyvale, California

May 1, 2006

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of Zoran Corporation, a Delaware corporation, for use at its annual meeting of stockholders to be held on June 22, 2006, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy are being mailed to stockholders on or about May 15, 2006.

SOLICITATION AND VOTING

Voting Securities. Only stockholders of record as of the close of business on April 27, 2006 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 48,261,664 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoption of or amendments to stock plans.

Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we have retained MacKenzie Partners, Inc., a proxy solicitation firm, for assistance in connection with the annual meeting at a cost of approximately $4,000.00 plus reasonable out-of-pocket expenses.

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Zoran a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a Board of Directors consisting of eight directors who will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Management’s nominees for election at the annual meeting are Levy Gerzberg, Ph.D., Uzia Galil, Raymond A. Burgess, James D. Meindl, Ph.D, James B. Owens, Jr., David Rynne, Arthur B. Stabenow and Philip M. Young. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2007 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

If a quorum is present and voting, the eight nominees for director receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes have no effect on the vote.

The Board of Directors recommends a vote “FOR” the nominees named above.

The following table sets forth, for the nominees for election at the annual meeting, information with respect to their ages and background.

Name	Principal Occupation	Age	Director Since
Levy Gerzberg, Ph.D.	President and Chief Executive Officer of Zoran	61	1981

Uzia Galil	Chairman and Chief Executive Officer of Uzia Initiative and Management Ltd.; Chairman of Board of Directors of Zoran	81	1983

Raymond A. Burgess	Chief Executive Officer of Tao Group	47	2005

James D. Meindl, Ph.D.	Professor of Microelectronics, Georgia Institute of Technology	73	1986

James B. Owens, Jr.	Consultant	56	2003

David Rynne	Retired	65	2003

Arthur B. Stabenow	Private Investor	67	1990

Philip M. Young	General Partner, U.S. Venture Partners	66	1986

Levy Gerzberg was a co-founder of Zoran in 1981 and has served as Zoran’s President and Chief Executive Officer since December 1988 and as a director since 1981. Dr. Gerzberg also served as Zoran’s President from 1981 to 1984 and as Zoran’s Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to co-founding Zoran, Dr. Gerzberg was Associate Director of Stanford University’s Electronics Laboratory. Dr. Gerzberg has over 25 years of experience in the high technology industry in the areas related to ICs, software and systems utilizing digital signal processing in communication, consumer electronics and PC markets. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology in Haifa, Israel.

Uzia Galil has been a director of Zoran since 1983 and has served as Chairman of the Board of Directors since October 1993. Mr. Galil currently serves as Chairman and Chief Executive Officer of Uzia Initiative and Management Ltd., a company specializing in the promotion and nurturing of new businesses associated with mobile communication, electronic commerce and medical informatics, which he founded in November 1999. From 1962 until November 1999, Mr. Galil served as President and Chief Executive Officer of Elron Electronic Industries Ltd., an Israeli high technology holding company, where he also served as Chairman of the Board of Directors. From January 1981 until leaving Elron, Mr. Galil also served as Chairman of the Board of Directors of Elbit Ltd., an electronic communication affiliate of Elron, and as a member of the Board of Directors of Elbit Systems Ltd., a defense electronics affiliate of Elron, and all other private companies held in the Elron portfolio. Mr. Galil currently serves as a director of Orbotech Ltd., NetManage Inc. and Partner Communications Ltd. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion.

Mr. Galil holds an M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion. Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science, an honorary doctorate in engineering by Polytechnic University, New York, an honorary doctorate from the Ben-Gurion University of the Negev in Israel, and the Solomon Bublick Prize Laureate from the Hebrew University of Jerusalem. Mr. Galil is also a recipient of the Israel Prize.

Raymond A. Burgess has been a director of Zoran since April 2005. Since November 2005, Mr. Burgess has been Chief Executive Officer of Tao Group, a private software company engaged in the development and sale of embedded software to enable multimedia in consumer and mobile communications devices. From July 2004 to November 2005, Mr. Burgess was engaged as a consultant to companies in the semiconductor industry and related fields. From April 2004 to July 2004, Mr. Burgess served as Senior Vice President, Strategy, Marketing and Communications of Freescale Semiconductor, Inc. From September 2000 to March 2004, Mr. Burgess served as Corporate Vice President, Strategy, Marketing and Communications for the Semiconductor Products Sector of Motorola, Inc., and he held a variety of other executive positions during a 20 year career at Motorola.

James D. Meindl has been a director of Zoran since March 1986. Dr. Meindl has been Joseph M. Pettit Chair Professor in microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Dr. Meindl served as Provost and Senior Vice President of Academic Affairs at Renssalaer Polytechnic Institute. Prior thereto, Dr. Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Dr. Meindl is also a director of SanDisk, Inc. and Stratex Networks.

James B. Owens, Jr. has been a director of Zoran since May 2003. Since January 2005, Mr. Owens has been principally engaged as a consultant to companies in the semiconductor industry. From January 2002 to January 2005, Mr. Owens served as President and Chief Executive Officer and a director of Strasbaugh, a provider of semiconductor manufacturing equipment. From December 1999 to August 2001, Mr. Owens served as President and Chief Executive Officer of Surface Interface, a supplier of high-end metrology equipment to the semiconductor and hard disk markets. From August 1998 to December 1999, Mr. Owens served as President of Verdant Technologies, a division of Ultratech Stepper. Mr. Owens holds a B.S. in Physics from Stetson University, an M.S. in Management from the University of Arkansas and an M.S.E.E. from Georgia Institute of Technology.

David Rynne has been a director of Zoran since August 2003. Mr. Rynne is a retired senior financial executive with more than 35 years of experience in growing technology companies. Most recently, Mr. Rynne served as Chief Executive Officer of Receipt.com from July to December 1999 and as Vice President of Nortel Networks from August 1998 to June 1999. He served as Chief Financial Officer of Bay Networks from January 1997 to August 1998. Prior to joining Bay Networks, Mr. Rynne served as Chief Financial Officer at Tandem Computers from June 1983 to December 1996, and held a variety of financial management positions during an 18 year career at Burroughs Corporation. He is currently Chairman of the Board of Directors of Netfuel, Inc., a programmable network company, and serves on the Board of Directors of PD-LD, Inc., a fiber optic component company, and Synnex Corporation, an IT product distribution company.

Arthur B. Stabenow has been a director of Zoran since November 1990. Mr. Stabenow has been principally engaged as a private investor since January 1999. From March 1986 to January 1999, Mr. Stabenow was Chief Executive Officer of Micro Linear Corporation, a semiconductor company. Mr. Stabenow also serves as a director of Applied Micro Circuits Corporation.

Philip M. Young has been a director of Zoran since January 1986. Mr. Young has been a managing principal of U.S. Venture Partners, a venture capital management company, since April 1990, and a general partner or managing member of the general partners of various venture capital funds managed by that company. Mr. Young is also a director of several private companies.

The Board of Directors has determined that, other than Dr. Gerzberg, our President and Chief Executive Officer, each of the members of the Board is an “independent” director for purposes of the rules of the Nasdaq Stock Market (“Nasdaq”), as currently in effect.

Board Meetings and Committees

The Board of Directors held ten meetings during the year ended December 31, 2005. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the year ended December 31, 2005, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

Audit Committee. The members of the Audit Committee are Messrs. Burgess, Owens, Rynne and Stabenow. Effective April 1, 2005, Mr. Owens replaced Dr. Meindl on the committee, and effective April 26, 2005, Mr. Burgess was appointed as an additional member of the committee. Effective April 19, 2006, Mr. Rynne replaced Mr. Galil on the Committee. Mr. Stabenow is Chairman of the committee. The Board of Directors has determined that each of the members of the Audit Committee is independent for purposes of the applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”). The Board has also determined that Messrs. Burgess, Owens, Rynne and Stabenow also qualify as audit committee financial experts, as defined in the rules of the SEC. The functions of the Audit Committee include overseeing the quality of our financial reports and other financial information, retaining our independent registered public accounting firm, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held ten meetings during 2005.

Compensation Committee. The members of the Compensation Committee are Messrs. Galil and Stabenow and Dr. Meindl. Mr. Galil is Chairman of the committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent for purposes of the Nasdaq rules. The Compensation Committee reviews the performance of our executive officers and approves their salaries and incentive compensation. The Compensation Committee held four meetings during 2005.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Messrs. Owens, Stabenow and Young. Mr. Young is Chairman of the committee. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the Nasdaq rules. The Nominating and Corporate Governance Committee is responsible for identifying and considering qualified candidates for appointment and nomination for election to the Board of Directors and for making recommendations concerning such candidates, recommending corporate governance principles, codes of conduct and compliance mechanisms for Zoran and providing oversight in the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee held four meetings during 2005.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for the selection, and recommendation to the Board, of nominees for election as director. When considering the nomination of directors for election at an annual meeting, the Nominating and Corporate Governance Committee reviews the needs of the Board of Directors for various skills, background, experience and expected contributions and the qualification standards established from time to time by the Nominating and Corporate Governance Committee. When reviewing potential nominees, including incumbents, the Nominating and Corporate Governance Committee considers the perceived needs of the Board of Directors, the candidate’s relevant background, experience and skills and expected contributions to the Board of Directors, as well as the following factors:

•	the appropriate size of Zoran’s Board of Directors and its committees;

•	diversity, age and skills, such as understanding of relevant technology, manufacturing operations, finance, marketing and international business operation, in the context of the perceived needs of Zoran and the Board at the time;

•	the relevant skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the benefits associated with continuity with the benefits of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee also seeks appropriate input from the Chief Executive Officer from time to time in assessing the needs of the Board of Directors for relevant background, experience and skills of its members.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to Zoran a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to Zoran’s global activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and committee responsibilities that will be expected of them. Members of the Board of Directors are expected to rigorously prepare for, attend and participate in all meetings of the Board of Directors and applicable committees. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board of Directors should meet the criteria for an “audit committee financial expert” as defined by SEC rules. Under applicable Nasdaq listing requirements, at least a majority of the members of the Board of Directors must meet the definition of “independent director” set forth in such requirements and our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee also believes it appropriate for one or more key members of Zoran’s management, including the Chief Executive Officer, to serve on the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates for director proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Corporate Governance Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating and Corporate Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All incumbent directors and nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will also consider candidates for director recommended by a stockholder, provided that any such recommendation is sent in writing to General Counsel, Zoran Corporation, 1390 Kifer Road, Sunnyvale, CA 94086, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and contains the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•	a description of the candidate’s qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in our Bylaws have been met. Under our Bylaws, written notice of such nomination, including certain information and representations specified in the Bylaws, must be delivered to our principal executive offices, addressed to the General Counsel, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of such meeting is first made.

Communications with Directors; Attendance at Annual Meetings

Stockholders may communicate with the Board of Directors, or any individual director, by mail addressed to the intended recipient c/o General Counsel, Zoran Corporation, 1390 Kifer Road, Sunnyvale, CA 94086, by facsimile to (408) 523-6501 or by email to board.directors@zoran.com. The General Counsel will maintain a log of such communications and transmit them promptly to the identified recipient except in the case of communications that are in bad taste or present security concerns, or communications that relate primarily to commercial matters unrelated to the sender’s interests as a stockholder. The intended recipient will be advised of any communication withheld for such reasons.

Zoran does not have a policy regarding directors’ attendance at annual meetings. Other than our Chief Executive Officer, Levy Gerzberg, Ph.D., no directors attended the 2005 annual meeting.

Committee Charters and Other Corporate Governance Materials

The Board has adopted a charter for each of the committees described above. Copies of the charters of the Audit Committee and Nominating and Corporate Governance Committee are attached as Appendix A and Appendix B, respectively, to this Proxy Statement.

The Board has also adopted a Code of Business Conduct that applies to all of our employees, officers and directors. In addition, the Board has adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership, director stock ownership guidelines and other Board governance matters. Links to these materials are available on our website at http://www.zoran.com/Corporate-Governance.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT OF 2005 EQUITY INCENTIVE PLAN

At the annual meeting, the stockholders will be asked to approve an amendment of the Zoran Corporation 2005 Equity Incentive Plan (the “2005 Plan”) to increase by 2,500,000 shares the maximum number of shares of common stock that may be issued under the 2005 Plan. The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, Zoran must continue to offer a competitive equity incentive program. As of March 31, 2006, only 1,163,272 shares remained available for future grants and awards under the 2005 Plan, a number that the Board believes to be insufficient to meet Zoran’s anticipated needs. Therefore, the Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to increase the maximum number of shares of common stock issuable under the 2005 Plan by 2,500,000 shares to a total of 4,556,663 shares to ensure that Zoran will continue to have available a reasonable number of shares for its equity incentive program. We expect that the addition of these shares will be sufficient to provide a competitive equity incentive program for approximately two years.

At Zoran’s 2005 annual meeting of stockholders, the stockholders approved an Option Exchange Program to reduce the “overhang” of outstanding “out of the money” options and provide appropriate incentives to Zoran’s employees. As a result of the Option Exchange Program, options to purchase 1,060,536 shares were exchanged for 197,433 restricted shares of common stock or restricted stock units. The 2005 Plan and the terms of the Option Exchange Program authorized Zoran to increase the number of shares available for issuance under the 2005 Plan by up to 1,250,000 shares subject to options canceled pursuant to the Option Exchange Program and made subject to “full value awards” issued in this program. Accordingly, as a result of the Option Exchange Program, the number of shares reserved for issuance under the 2005 Plan was increased by 256,663 shares, reflecting a charge against the 2005 Plan’s share reserve of 1.3 shares for each share subject to a full value award issued, as further described below under “Share Accounting and Adjustments.” The Option Exchange Program is further described in the section of this Proxy Statement entitled “Report of the Compensation Committee on Executive Compensation.”

The 2005 Plan is designed to preserve Zoran’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2005 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2005 Plan. By approving the amendment of the 2005 Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2005 Plan;

•	the performance criteria upon which the grant or vesting of awards of performance shares, performance units and certain stock option, stock appreciation right, restricted stock, restricted stock unit, other stock-based or cash-based awards may be based;

•	the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock, restricted stock units or performance shares or other stock-based awards intended to qualify as performance-based awards may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units or other cash-based awards intended to qualify as performance-based awards.

While we believe that compensation in connection with such awards under the 2005 Plan generally are deductible by Zoran for federal income tax purposes, under certain circumstances, such as a change in control of the company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

The Board of Directors believes that the 2005 Plan serves a critical role in attracting and retaining the high caliber employees and consultants essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Therefore, the Board urges you to vote to approve the amendment of the 2005 Plan.

Summary of the 2005 Plan

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is available to any stockholder upon request by writing to the Corporate Secretary, Zoran Corporation, 1390 Kifer Road, Sunnyvale, California 94086, or by facsimile to (408) 523-6541 or by e-mail to legal@zoran.com. The 2005 Plan may also be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

General. The purpose of the 2005 Plan is to advance the interests of Zoran by providing an incentive program that enables us to attract and retain employees and consultants upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares. Currently, a maximum of 2,056,663 of the authorized but unissued or reacquired shares of common stock of Zoran may be issued under the 2005 Plan. Of this amount, as of March 31, 2006, options for a total of 558,415 shares, restricted stock unit awards for a total of 161,166 shares and 101,600 shares of restricted stock have been issued. Options for 551,795 shares, restricted stock unit awards for 161,166 shares and 101,600 shares of restricted stock were outstanding as of March 31, 2006. The Board of Directors has amended the 2005 Plan, subject to stockholder approval, to increase the maximum number of shares that may be issued under the 2005 Plan to 4,556,663.

Share Accounting and Adjustments. Each share subject to a stock option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value at the time of grant will reduce the number of shares remaining available for grant under the 2005 Plan by one share. However, each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value at grant) reduces the number of shares remaining available for grant under the 2005 Plan by 1.3 shares.

If any award granted under the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Zoran for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan. Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Upon the payment of shares pursuant to the exercise of a stock appreciation right, the number of shares available under the 2005 Plan will be reduced by the gross number of shares for which the award is exercised. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2005 Plan will be reduced by the gross number of shares for which the option is exercised. If options, stock appreciation rights or performance awards are settled in the form of deferred stock units, the number of shares available under the 2005 Plan will be reduced by 1.3 shares for each share subject to such “full value” awards but will not be further reduced by the number of shares of stock originally subject to such options, stock appreciation rights or performance awards. Shares withheld or reacquired by Zoran in satisfaction of a tax withholding obligation will not again become available under the 2005 Plan.

Appropriate adjustments will be made to the number of shares authorized under the 2005 Plan, to the numerical limits on awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits. In addition to the limitation described above on the total number of shares of our common stock that are authorized for issuance under the 2005 Plan, the plan limits the numbers of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Accounting and Adjustments.” No more than 5% of the aggregate number of shares authorized under the 2005 Plan may be issued pursuant to full value awards that provide for vesting over a period of less than three years if vesting is based upon continued service alone or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals, except in the case of the participant’s death, disability, retirement or involuntary termination of employment, or a change in control of Zoran. No more than 1,800,000 shares may be issued upon the exercise of incentive stock options granted under the 2005 Plan.

To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2005 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 500,000 shares.

•	Restricted stock and restricted stock unit awards: No more than 250,000 shares.

•	Performance share and performance unit awards: No more than 100,000 shares and no more than $1,500,000, respectively, for each full fiscal year contained in the performance period of the award.

•	Other stock-based and cash-based awards: No more than 100,000 shares and no more than $1,500,000, respectively, for each full fiscal year contained in the performance period of the award.

Administration. The 2005 Plan is administered by the Compensation Committee or other committee or subcommittee of the Board of Directors or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” refers to either such committee or the Board of Directors. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the 2005 Plan is by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2005 Plan, the Committee determines when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise its discretion required by the 2005 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. Under the 2005 Plan, the Committee may delegate to a committee of one or more officers the authority to grant awards to persons who are not executive officers of Zoran, subject to the provisions of the 2005 Plan and guidelines established by the Committee. The 2005 Plan provides, subject to certain limitations, for indemnification by Zoran of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan are evidenced by a written agreement between Zoran and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee has the authority to interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2005 Plan or any award.

Prohibition of Option and SAR Repricing. The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price, the amendment of outstanding options or stock appreciation rights to reduce the exercise price, or the grant of full value awards in exchange for the cancellation of underwater options or stock appreciation rights.

Eligibility. Awards may be granted under the 2005 Plan only to employees and consultants of Zoran or any present or future parent or subsidiary corporation or other affiliated entity. Non-employee members of our Board of Directors are not eligible under the 2005 Plan. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Zoran or any parent or subsidiary corporation of Zoran. As of March 31, 2006, we had approximately 1,100 employees, including three executive officers, who are eligible under the 2005 Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Zoran or any parent or subsidiary corporation of Zoran (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 31, 2006, the closing price of our common stock on the Nasdaq National Market was $21.88 per share.

The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to Zoran of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by Zoran, through the participant’s surrender of a portion of the option shares to Zoran.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally remains exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The exercise price of a Tandem SAR is the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock and may be paid in a lump sum or on a deferred basis in accordance with the terms of the participant’s award agreement. The maximum term of any stock appreciation right granted under the 2005 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the 2005 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to Zoran rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Certain Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares are subject to the same restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Zoran. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Certain Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Zoran and the participant, subject to the minimum vesting requirements described above under “Certain Award Limits.” These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock, in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals are based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Zoran and each subsidiary corporation consolidated with Zoran for financial reporting purposes, or such division or business unit of Zoran as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures are calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is an executive officer treated as a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value is determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but is prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2005 Plan provides that, unless otherwise determined by the Committee, the performance award is forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards. The 2005 Plan authorizes the Committee to establish a deferred compensation award program. If implemented, Participants designated by the Committee who are officers or members of a select group of highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units are settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units are entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents are credited in the form of additional whole deferred stock units. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards specify a number of shares or units based on shares or other equity-related awards. Subject to the minimum vesting requirements described above under “Certain Award Limits,” such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant has no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service is determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or employment agreement, the 2005 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2005 Plan) becoming the direct or indirect beneficial owner of more than 50% of Zoran’s voting stock, (b) a liquidation or dissolution of Zoran, or (c) the occurrence of any of the following events upon which the stockholders of Zoran immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Zoran, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Zoran’s voting stock; (ii) a merger or consolidation in which Zoran is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Zoran (other than a sale, exchange or transfer to one or more subsidiaries of Zoran).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2005 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards are required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2005 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2005 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment. The 2005 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2005 Plan following the tenth anniversary of the 2005 Plan’s effective date, which is the date on which it was approved by the stockholders. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Options and Restricted Stock Units Granted to Certain Persons

The aggregate numbers of shares of common stock subject to options and restricted stock units (“RSUs”) granted to certain persons under the 2005 Plan since its inception are as follows: (i) Levy Gerzberg, Ph.D., President and Chief Executive Officer, options to purchase 180,000 shares and 40,000 RSUs; (ii) Karl Schneider, Senior Vice President, Finance and Chief Financial Officer, options to purchase 60,000 shares and 13,333 RSUs; (iii) Isaac Shenberg, Ph.D., Senior Vice President, Business Development, options to purchase 54,000 shares and 12,000 RSUs; (iv) all current executive officers as a group, options to purchase an aggregate of 294,000 shares and an aggregate of 65,333 RSUs; (v) all current directors who are not executive officers as a group, no shares; and (vi) all employees, including current officers who are not executive officers, as a group, options to purchase an aggregate of 264,415 shares and 197,433 restricted shares of common stock or restricted stock units. Since its inception, no options have been granted under the 2005 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the 2005 Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we are not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) is taxed as ordinary income at the time of disposition. Any gain in excess of that amount is a capital gain. If a loss is recognized, there is no ordinary income, and such loss is a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, is taxed as capital gain or loss. We generally are entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally recognizes ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally recognizes ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, are taxed as capital gain or loss. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally recognizes no income upon the grant of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally is taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), is taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards. A participant generally recognizes no income upon the receipt of deferred stock units. Upon the settlement of deferred stock units, the participant normally recognizes ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, is taxed as capital gain or loss. We generally are entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board believes that the amendment of the 2005 Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” amendment of the 2005 Plan.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

At the annual meeting, the stockholders are being asked to approve an amendment of Zoran’s 1995 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the maximum number of shares of common stock that may be issued under the Purchase Plan by 1,000,000 shares. Our stockholders have previously authorized 3,225,000 shares of Zoran’s common stock for purchase by employees under the Purchase Plan. As of March 31, 2006, a total of 1,574,796 shares remained available for purchase. Unless the stockholders approve the proposed amendment, we expect that less than 1,000,000 shares will remain available for purchase following the current offering under the Purchase Plan, scheduled to end in October 2006.

The Board of Directors believes that the Purchase Plan benefits Zoran and its stockholders by helping to attract, retain and motivate valued employees by offering an opportunity to purchase shares of our common stock through payroll deductions. To provide a reasonable reserve of shares to permit us to continue offering this opportunity to our employees, the Board of Directors has adopted, subject to stockholder approval, an amendment to increase the number of shares of common stock authorized for issuance under the Purchase Plan by 1,000,000 shares to a cumulative, aggregate total of 4,225,000 shares.

Summary of the 1995 Employee Stock Purchase Plan, as Amended

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request by writing to the Corporate Secretary, Zoran Corporation, 1390 Kifer Road, Sunnyvale, California 94086, or by facsimile to (408) 523-6541 or by e-mail to legal@zoran.com. The Purchase Plan may also be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

General. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Each participant in the Purchase Plan is granted, at the beginning of each offering under the plan (an “Offering”), the right to purchase through accumulated payroll deductions up to a number of shares of common stock (a “Purchase Right”) determined on the first day of the Offering. The Purchase Right is automatically exercised on the last day of each purchase period within the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

Authorized Shares. Currently, a maximum of 3,225,000 of Zoran’s authorized but unissued or reacquired shares of common stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in Zoran’s capital structure or in the event of any merger, sale of assets or other reorganization. The Board of Directors has amended the Purchase Plan, subject to stockholder approval, to authorize an additional 1,000,000 shares for issuance under the Purchase Plan, for a cumulative, aggregate maximum of 4,225,000 shares. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

Administration. The Purchase Plan is administered by the Board of Directors or a duly appointed committee of the Board. (For the purposes of this discussion, the term “Board” refers to either the Board of Directors or such committee.) Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board has the authority to interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

Eligibility. Any of Zoran’s employees or employees of any present or future parent or subsidiary corporation of Zoran designated by the Board for inclusion in the Purchase Plan is eligible to participate in an

Offering under the plan so long as the employee is customarily employed for more than 20 hours per week and more than five months in any calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of Zoran or of any parent or subsidiary of Zoran is entitled to participate in the Purchase Plan. As of March 31, 2006, approximately 1,200 employees were eligible to participate in the Purchase Plan. During the year ended December 31, 2005: (i) Levy Gerzberg, Ph.D., President and Chief Executive Officer, purchased 2,390 shares; (ii) Isaac Shenberg, Ph.D., Senior Vice President, Business Development, purchased 2,243 shares; (iii) Karl Schneider, Senior Vice President, Finance and Chief Financial Officer, purchased 2,173 shares; (iv) all current executive officers as a group purchased 6,806 shares; and (v) all current employees, including officers who are not executive officers, as a group purchased 445,681 shares, under the Purchase Plan. During that fiscal year, no nominee for election as a director other than Dr. Gerzberg was eligible to participate in the Purchase Plan.

Offerings. Generally, each Offering of common stock under the Purchase Plan is for a period of 24 months (an “Offering Period”). Offering Periods under the Purchase Plan are overlapping, with a new Offering Period beginning every six months. However, employees may only participate in one Offering at a time. Offering Periods generally commence on the first day of May and November of each year (an “Offering Date”) and end on the last day of the second following April and October, respectively. Each Offering Period is generally comprised of four six-month purchase periods (“Purchase Periods”). Shares are purchased on the last day of each Purchase Period (“Purchase Dates”). The Board may establish a different term for one or more Offerings (not to exceed 27 months) or Purchase Periods or different commencement or ending dates for an Offering or a Purchase Period.

Participation and Purchase of Shares. Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions, which may not exceed 10% of compensation for each pay period during an Offering or such other rate as the Board determines. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering until such time as the employee ceases to be an eligible employee, withdraws from the Purchase Plan, or terminates employment.

The Purchase Plan provides that each participant in a 24-month Offering has a maximum Purchase Right equal to the lesser of the number of whole shares determined by dividing $50,000 by the fair market value of a share of common stock on the Offering Date or 7,500 shares, subject to certain limitations. These dollar and share amounts are pro-rated for any Offering Period that is less than 23- 1/2 months or more than 24- 1/2 months in duration. Notwithstanding any other provision of the Purchase Plan, no participant may purchase under the Purchase Plan shares of common stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of Zoran’s common stock on the Offering Date).

At the end of each Purchase Period, a participant acquires the number of shares of common stock determined by dividing the total amount of payroll deductions from the participant’s compensation during the Purchase Period by the purchase price, or such lesser number of shares as is subject to the participant’s Purchase Right for the Offering. The per share purchase price at which the shares are sold under the Purchase Plan generally equals 85% of the lesser of the fair market value of a share of common stock on the Offering Date or on the Purchase Date. The fair market value of the common stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares are returned to the participant, except for an amount insufficient to purchase another whole share, which amount may be applied to the next Offering.

A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Change in Control. The Purchase Plan provides that, in the event of (i) a sale or exchange by the Zoran stockholders in a single transaction or series of related transactions of more than 50% of Zoran’s voting stock,

(ii) a merger or consolidation in which Zoran is a party, (iii) the sale, exchange or transfer of all or substantially all of Zoran’s assets, or (iv) a liquidation or dissolution of Zoran wherein, upon any such event, Zoran stockholders immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of Zoran’s voting stock, its successor, or the corporation to which the assets of Zoran were transferred (a “Change in Control”), the acquiring or successor corporation may assume Zoran’s rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation’s stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may adjust the next Purchase Date to a date on or before the date of the Change in Control. Any Purchase Rights that are not assumed, substituted for, or exercised prior to the Change in Control will terminate.

Termination or Amendment. The Purchase Plan will continue until terminated by the Board of Directors or until all of the shares reserved for issuance under the Purchase Plan have been issued. The Board may amend or terminate the Purchase Plan at any time, except that the approval of Zoran stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan or changing the parent or subsidiary corporations that are designated for inclusion in the Purchase Plan. Generally, a termination or amendment may not affect any outstanding Purchase Right unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding Purchase Right without the consent of the participant. However, if the Board determines that continuation of the Purchase Plan or any Offering would result in unfavorable financial accounting consequences to Zoran as a result of a change in applicable accounting principles, then the Board may unilaterally terminate the Plan or any Offering Period, accelerate the Purchase Date of any Offering Period, reduce the discount applicable in determining the purchase price, reduce the maximum number shares that can be purchased in any Offering Period or take any combination of these actions.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide as to the U.S. federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of Zoran common stock under the terms of the Purchase Plan so long as it qualifies under Section 423 of the Code. If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable Offering or within one year from the Purchase Date (a “disqualifying disposition”), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, otherwise it will be short-term.

If a participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable Offering and at least one year after the Purchase Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) the difference between the fair market value of the shares on the first day of the applicable Offering and the purchase price (determined as if the Purchase Right were exercised on such date). The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

If the participant still owns the shares at the time of death, ordinary income will be recognized in the year of death equal to the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) the difference between the fair market value of the shares on the first day of the Offering in which the shares were purchased and the purchase price (determined as if the Purchase Right were exercised on such date).

We should be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board believes that the proposed amendment to the Purchase Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the amendment to the Purchase Plan.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP as Zoran’s independent registered public accounting firm to audit the consolidated financial statements of Zoran for the year ending December 31, 2006. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed to Zoran for the years ended December 31, 2004 and 2005 by PricewaterhouseCoopers LLP:

	2004	2005
Audit fees(1)	$1,188,398	$1,101,366
Tax fees(2)	$155,987	$54,765
All other fees(3)	$6,190	$5,500

Total	$1,350,575	$1,161,631

(1)	Audit fees consist of fees billed for professional services rendered for the audit of Zoran’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Audit fees also include fees related to PricewaterhouseCoopers LLP’s audit of the effectiveness of Zoran’s internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act.
(2)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.
(3)	All other fees consist of fees for products and services other than those described above such as fees for accounting library software and other miscellaneous services.

The Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by our independent registered public accounting firm. Management is responsible for reporting to the Audit Committee on a quarterly basis regarding expenditures for non-audit services made in accordance with this pre-approval.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting, as well as the presence of a quorum representing a majority of all outstanding shares of common stock of Zoran, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors unanimously recommends a vote “FOR” the appointment of PricewaterhouseCoopers LLP as Zoran’s independent registered public accounting firm for the year ending December 31, 2006.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth, as of March 31, 2006, certain information with respect to the beneficial ownership of Zoran’s common stock by (i) each stockholder known by Zoran to be the beneficial owner of more than 5% of Zoran’s common stock, (ii) each director and director-nominee of Zoran, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of Zoran as a group:

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent(3)
Dimensional Fund Advisors, Inc.(4)	3,748,829	8.0%

Levy Gerzberg, Ph.D.(5)	1,236,919	2.6

Camillo Martino(6)	5,005	*

Isaac Shenberg, Ph.D.(7)	491,344	1.0

Karl Schneider(8)	459,107	*

Uzia Galil(9)	105,374	*

Arthur B. Stabenow(10)	147,446	*

James D. Meindl, Ph.D.(11)	83,020	*

Philip M. Young(12)	88,200	*

David Rynne(13)	56,733	*

James B. Owens, Jr.(14)	37,500	*

Raymond A. Burgess(15)	7,500	*

Directors and executive officers as a group (11 persons)(16)	2,718,148	5.5%

*	Less than 1%.
(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Except as otherwise noted, the address for the persons named in this table is c/o 1390 Kifer Road, Sunnyvale, California 94086.
(2)	Under the rules of the Securities and Exchange Commission, on a given date a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days following such date upon the exercise of options. Excluding options granted under the 2005 Equity Incentive Plan and 2005 Outside Directors Plan and as otherwise noted, options are immediately exercisable, subject to our right to repurchase unvested shares upon termination of employment or other service at a price equal to the option exercise price.
(3)	Calculated on the basis of 46,716,431 shares of common stock outstanding as of March 31, 2006, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after March 31, 2006 are deemed to be outstanding and beneficially owned for the purpose of calculating that stockholder’s percentage beneficial ownership. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.
(4)

Based on information contained in a Schedule 13G filed by the stockholder with the Securities and Exchange Commission on February 6, 2006. According to the Schedule 13G, all securities are beneficially owned by advisory clients of Dimensional Fund Advisors, Inc., no one of which, to the knowledge of Dimensional Fund Advisors, Inc., owns more than 5% of the class. Dimensional Fund Advisors, Inc.

disclaims beneficial ownership of all such securities. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(5)	Includes shares issuable upon exercise of options to purchase 1,126,076 shares of common stock, all of which are exercisable.
(6)	Mr. Martino terminated his employment with Zoran in July 2005.
(7)	Consists of shares issuable upon exercise of options to purchase 491,344 shares of common stock, all of which are exercisable.
(8)	Includes shares issuable upon exercise of options to purchase 453,200 shares of common stock, all of which are exercisable.
(9)	Includes 4,512 shares held by Mr. Galil’s spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes shares issuable upon exercise of options to purchase 88,200 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2006.
(10)	Includes shares issuable upon exercise of options to purchase 114,450 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2006.
(11)	Includes 111 shares held jointly with Dr. Meindl’s spouse and 1,909 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes shares issuable upon exercise of options to purchase 81,000 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2006.
(12)	Consists of shares issuable upon exercise of options to purchase 88,200 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2006.
(13)	Consists of shares issuable upon exercise of options to purchase 56,733 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2006.
(14)	Consists of shares issuable upon exercise of options to purchase 37,500 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2006.
(15)	Consists of shares issuable upon exercise of options to purchase 7,500 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2006.
(16)	See notes 5 through 14. Includes an aggregate of 2,544,203 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2006 beneficially owned by executive officers and directors.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table sets forth information concerning the compensation earned during the years ended December 31, 2003, 2004 and 2005 by our Chief Executive Officer and our other executive officers (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary(1)		Bonus		Shares Underlying Options(2)	Restricted Stock Units	All Other Compensation
Levy Gerzberg, Ph.D. President and Chief Executive Officer	2005 2004 2003	$ $ $	391,000 391,000 340,000	$ $	470,000 — 197,700	180,000 — 609,358	40,000 — —	$ $ $	1,726 1,920 2,858	(3) (3) (3)

Camillo Martino(4) Former Executive Vice President and Chief Operating Officer	2005 2004 2003	$ $ $	155,730 287,500 250,000	$	— — 109,000	— — 260,000	— — —	$ $ $	693 1,920 2,702	(3) (3) (3)

Karl Schneider Senior Vice President, Finance and Chief Financial Officer	2005 2004 2003	$ $ $	241,500 241,500 210,000	$ $	175,000 — 73,300	60,000 — 200,000	13,333 — —	$ $ $	1,635 1,920 2,608	(3) (3) (3)

Isaac Shenberg, Ph.D. Senior Vice President, Business Development	2005 2004 2003	$ $ $	200,000 200,000 180,000	$ $	127,500 — 62,800	54,000 — 200,000	12,000 — —	$ $ $	44,808 41,063 48,654	(5) (5) (5)

(1)	Includes amounts (if any) deferred at the named executive officer’s option under Zoran’s 401(k) plan.
(2)	During 2003, each of Zoran’s executive officers received two equal option grants, one of which did not begin vesting until one year following the date of grant because Zoran’s 1993 Stock Option Plan was due to expire in July 2003.
(3)	Represents: (i) matching contributions to the Named Executive Officers’ 401(k) savings and incentive plans in the following amounts for 2005, 2004 and 2003, respectively, Dr. Gerzberg, $1,000, $1,500 and $2,000, Mr. Martino, $269, $1,500 and $2,000, and Mr. Schneider, $1,000, $1,500 and $2,000; and (ii) premiums paid by Zoran with respect to term life insurance for the benefit of the Named Executive Officers in the following amounts for 2005, 2004 and 2003, respectively, Dr. Gerzberg, $726, $420 and $858, Mr. Martino, $424, $420 and $702, and Mr. Schneider $635, $420, and $608.
(4)	Mr. Martino terminated his employment with Zoran in July 2005.
(5)	Consists of (i) premiums paid by Zoran under an insurance policy that covers certain severance and other benefits; and (ii) contributions by Zoran toward a continuing education fund. In 2005, 2004 and 2003, Zoran paid insurance premiums for the benefit of Dr. Shenberg in the amounts of $41,667, $26,439 and $33,779, respectively. In 2005, 2004 and 2003, Zoran made continuing education contributions for the benefit of Dr. Shenberg in the amounts of $3,141, $14,624 and $14,875, respectively.

Stock Options Granted in Fiscal 2005

The following table provides the specified information concerning grants of options to purchase our common stock made to the Named Executive Officers during the year ended December 31, 2005:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Number of Shares Underlying Options Granted(2)		% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share(3)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
						5%	10%
Levy Gerzberg, Ph.D.	180,000	(4)	8.3177%	$13.59	8/19/15	$1,538,402	$3,898,612
Camillo Martino	—		—	—	—	—	—
Isaac Shenberg, Ph.D.	54,000	(4)	2.4953%	$13.59	8/19/15	$461,520	$1,169,583
Karl Schneider	60,000	(4)	2.7726%	$13.59	8/19/15	$512,800	$1,299,537

(1)	Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on SEC rules, and do not represent Zoran’s estimate or projection of future prices of Zoran common stock. Actual gains, if any, on stock option exercises are dependent on Zoran’s future performance, overall market conditions and the optionees’ continued employment through the vesting period. Accordingly, the gains reflected in this table may not be achieved.
(2)	Excluding options granted under the 2005 Equity Incentive Plan, all options are fully exercisable from the date of grant, subject to Zoran’s right to repurchase any unvested shares at the original purchase price upon the optionee’s termination of service. Upon termination of an executive officer within 18 months following a change in control, the outstanding options of such executive officer shall be immediately exercisable and fully vested and shall generally remain exercisable for a period of one year after such termination. Under Zoran’s Executive Retention and Severance Plan covering each of its executive officers, if, in the event of a change in control of Zoran, the acquiring company does not assume or substitute a participant’s options, then the vesting and exercisability of those options shall be accelerated in full immediately prior to, but conditioned upon, the consummation of the change in control transaction.
(3)	All options were granted at market value of Zoran common stock on the date of grant.
(4)	The options (or shares issued upon the exercise of the options) vest in 48 equal monthly installments from the date of grant, or in one installment equal to 1/4 of the shares and 36 equal monthly installments of 1/48 of the shares thereafter, in the case of options granted upon commencement of employment.

Option Exercises and Fiscal 2005 Year-End Values

The following table provides the specified information concerning exercises of options to purchase our common stock in the year ended December 31, 2005, and unexercised options held as of December 31, 2005, by the Named Executive Officers. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by Zoran at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
			Exercisable(2)	Unexercisable	Exercisable(2)	Unexercisable
Levy Gerzberg, Ph.D.	—	—	1,227,013	180,000	$1,943,979	$471,600
Camillo Martino	—	—	—	—	—	—
Karl Schneider	—	—	453,200	60,000	$1,124,727	$157,200
Isaac Shenberg, Ph.D.	—	—	513,844	54,000	$1,584,114	$141,480

(1)	Based on a market value of $16.21 per share, the closing price of our common stock on December 30, 2005, as reported by the Nasdaq National Market.
(2)	Excluding options granted under the 2005 Equity Incentive Plan, all options are fully exercisable from the date of grant, subject to Zoran’s right to repurchase any unvested shares at the original purchase price upon the optionee’s termination of service. The options (or shares issued upon the exercise of the options) vest in 48 equal installments from the date of grant, or in one installment equal to 1/4 of the shares and 36 equal monthly installments of 1/48 of the shares thereafter, in the case of options granted upon commencement of employment. Upon termination of an executive officer within 18 months following a change in control, the outstanding options of such executive officer shall be immediately exercisable and fully vested and shall generally remain exercisable for a period of one year after such termination.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Zoran maintains an Executive Retention and Severance Plan (the “Retention Plan”), which provides for certain benefits for Zoran’s executive officers and certain key employees upon a change in control of Zoran. The Retention Plan provides that if, in the event of a change in control of Zoran, the company acquiring Zoran does not assume, continue or substitute for the outstanding options, stock appreciation rights or restricted stock units of the participants in the Retention Plan, then the vesting, exercisability and settlement of such awards will be accelerated in full immediately prior to, but conditioned upon, the consummation of the change in control. The Retention Plan provides for additional benefits if a participant is terminated without “cause” (as that term is defined in the Retention Plan) or resigns as a result of certain adverse circumstances described in the Retention Plan, within 18 months after a change in control. Upon such termination, a participant would be entitled to a lump sum payment in an amount equal to the aggregate amount of his monthly salary and prorated annual bonus for a period of 36 months in the case of the chief executive officer, 18 months in the case of other executive officers and nine months in the case of other eligible key employees, with the applicable annual bonus amount to be determined at the time of termination. The annual bonus amount will equal the greatest of (i) the bonus earned by the participant for the fiscal year immediately preceding the fiscal year of the change in control, (ii) the bonus earned by him for the fiscal year immediately preceding the fiscal year of his termination upon a change in control, or (iii) the targeted bonus he would have earned for the fiscal year of his termination upon a change in control. In addition, Zoran will arrange to provide health and life insurance benefits to the participant for 36 months in the case of the chief executive officer, 18 months in the case of other executive officers and nine months in the case of other eligible key employees. The Retention Plan also provides that, upon such termination of a participant within 18 months following a change in control, the vesting of outstanding equity awards of such participant will be accelerated in full. In addition, options and stock appreciation rights held by such participant will generally remain exercisable for a period of one year after such termination.

In December 1997, the Company issued an offer letter to Karl Schneider, pursuant to which, if Mr. Schneider’s employment with the Company is terminated, either by Mr. Schneider or Zoran, for a reason other than “cause,” as such term is defined in the offer letter, the other party to the letter is entitled to three months notice; provided, however, that if Mr. Schneider accepts an offer of employment from another company while still employed with Zoran, Mr. Schneider must notify Zoran within twelve hours of acceptance of such offer, and Zoran may terminate Mr. Schneider’s employment without providing advance notice.

Compensation of Directors

The non-employee members of our Board of Directors receive the following compensation for service as directors, for participation at board meetings, and service on board committees:

•	Annual retainer of $20,000;

•	Fee of $2,000 for each Board meeting attended;

•	Quarterly fee of $2,500 for the chairperson of each Board committee;

•	Quarterly fee of $1,500 for each other director serving on a Board committee; and

•	Fee of $750 for each Board Committee attended.

In addition, each director receives option grants under our 2005 Outside Directors Equity Plan. Currently, each director is granted a nonstatutory option to purchase 30,000 shares of Zoran common stock (an “Initial Grant”) on the date on which he or she first becomes a non-employee director. Thereafter, on the date following each annual meeting of stockholders, each non-employee director who is re-elected at the meeting is granted an additional option to purchase 15,000 shares of Zoran Common Stock (an “Annual Option”) if, on such date, he or she has served on the Board of Directors for at least six months.

Each Initial Option becomes exercisable in installments of 25% of the total number of shares on each of the first, second, third and fourth anniversaries of the date of grant, subject to the director’s continued service with the Company. Each Annual Option become fully exercisable on the first anniversary of the date of grant, subject to the director’s continued service with the Company. The exercise price per share of each Initial Option and Annual Option is equal to the closing price of Zoran common stock on the date of grant, as reported by the Nasdaq National Market. Each option has a term of ten years.

The following table sets forth the cash and stock-based compensation received by each non-employee director during the year ended December 31, 2005.

NON-EMPLOYEE DIRECTOR COMPENSATION IN FISCAL 2005

	Cash Compensation					Stock-Based Compensation
Name of Director	Annual Retainer	Board Meeting Fees	Committee Meeting Fees	Committee Retainer	Committee Chair Fees	Shares Underlying Options Granted	Grant Date Value of Options Granted
Uzia Galil	$20,000	$20,000	$3,000	$6,000	$10,000	15,000	$131,323	(1)
James D. Meindl, Ph.D.	$20,000	$18,000	—	$6,000	—	15,000	$131,323	(1)
James B. Owens, Jr.	$20,000	$20,000	$3,750	$12,000	—	15,000	$131,323	(1)
David Rynne	$20,000	$18,000	—	—	—	15,000	$131,323	(1)
Arthur B. Stabenow	$20,000	$20,000	$4,500	$12,000	$10,000	15,000	$131,323	(1)
Philip M. Young	$20,000	$20,000	$1,500	—	$10,000	15,000	$131,323	(1)
Raymond A. Burgess	$20,000	$16,000	$1,500	$6,000	—	30,000	$154,448	(2)

(1)	The value of this stock option is its fair value on November 23, 2005, the date of grant, computed using the Black-Scholes option valuation model, taking into account the following assumptions: (a) the option exercise price of $16.36 per share, which was the grant date closing price of a share of our common stock on the Nasdaq National Market, (b) an expected volatility of our common stock price of 63%, (c) a risk-free interest rate of 4.4%, (d) expected life of 3.9 years, and (e) and no expected dividends.
(2)	The value of this stock option is its fair value on April 26, 2005, the date of grant, computed using the Black-Scholes option valuation model, taking into account the following assumptions: (a) the option exercise price of $9.06 per share, which was the grant date closing price of a share of our common stock on the Nasdaq National Market, (b) an expected volatility of our common stock price of 70%, (c) a risk-free interest rate of 3.8%, (d) expected life of 3.9 years, and (e) and no expected dividends.

Director Stock Ownership Guidelines

The Board of Directors has adopted stock ownership guidelines requiring minimum beneficial ownership levels by our non-employee directors of Zoran shares from all sources, including personal and trust holdings, restricted stock, restricted stock units, stock options and stock appreciation rights. Within three years following the adoption of these guidelines, if the individual was then a non-employee director, or within three years following an individual’s initially becoming a non-employee director, each non-employee director is expected to beneficially own Zoran shares at least equal in value to three times the annual cash retainer paid for Board service.

EQUITY COMPENSATION PLAN INFORMATION

Zoran currently maintains three compensation plans that provide for the issuance of Zoran common stock to officers and other employees, directors or consultants. These consist of the 2005 Outside Directors Equity Plan, the 1995 Employee Stock Purchase Plan (the “Purchase Plan”), and the 2005 Equity Incentive Plan, all of which have been approved by stockholders. The Company previously maintained the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”) which was not approved by stockholders, and which was terminated in 2005 upon the approval of the 2005 Equity Incentive Plan by the stockholders. The following tables set forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2005 and March 31, 2006. The information as of March 31, 2006 is provided to reflect the impact of the Option Exchange Program approved at Zoran’s 2005 annual meeting of stockholders that concluded during the quarter ended March 31, 2006.

Equity Compensation Plan Information as of December 31, 2005

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	5,625,076	$17.36	3,314,558	(1)
Equity compensation plans not approved by stockholders(2)	7,330,509	$15.52	0
Total	12,955,585	$16.32	3,314,558

(1)	Includes 1,574,796 shares available for future issuance under the Purchase Plan as of December 31, 2005.
(2)	Consists of options outstanding under the 2000 Plan. We terminated the 2000 Plan effective July 29, 2005, however, all options granted to employees and consultants pursuant to the 2000 Plan continue to be governed by the terms and conditions of the 2000 Plan. The material features of the 2000 Plan are described below.

Equity Compensation Plan Information as of March 31, 2006

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	4,475,161	$16.83	3,248,068	(1)
Equity compensation plans not approved by stockholders(2)	6,031,088	$14.86	0
Total	10,506,249	$15.70	3,248,068

(1)	Includes 1,574,796 shares available for future issuance under the Purchase Plan as of March 31, 2006.
(2)	Consists of options outstanding under the 2000 Plan. We terminated the 2000 Plan effective July 29, 2005, however, all options granted to employees and consultants pursuant to the 2000 Plan continue to be governed by the terms and conditions of the 2000 Plan. The material features of the 2000 Plan are described below.

Material Features of the 2000 Nonstatutory Stock Option Plan

The 2000 Plan was terminated effective July 29, 2005. The 2000 Plan provided for the grant of nonstatutory stock options to employees or consultants with exercise prices typically equal to (but not less than 85% of) the fair market value of Zoran common stock on the date of grant. No current officer or other person whose eligibility would require stockholder approval of the 2000 Plan under any law or stock exchange rules was granted an option under the plan, except as permitted under Nasdaq Rule 4350(i)(1)(A)(iii). Under that rule, a company that assumes a pre-existing, stockholder-approved plan in a merger is permitted to use the share reserve under the assumed plan (after appropriate adjustment to reflect the merger) to issue options to any persons, including officers or directors, who were not employed by the company at the effective time of the merger, so long as the options are granted on or prior to the expiration date of the assumed plan. Such options may be issued under the assumed plan or any other plan maintained by the issuer. In its acquisition of Oak Technology, Inc. (“Oak”), Zoran assumed the stockholder-approved stock option plans of Oak that were in effect immediately prior to the effective time of the merger with Oak. As a result, 2,832,210 shares that were available for issuance under those plans (as adjusted to reflect the merger) became available for issuance under the 2000 Plan until the termination of the 2000 Plan.

The 2000 Plan was administered by the Compensation Committee, which determined the optionees and the terms of the options granted, including exercise price and number of shares subject to the options granted. However, Dr. Gerzberg was authorized by the Board of Directors to grant options to non-executive officer employees to purchase up to 30,000 shares. Certain options granted under the 2000 Plan were fully exercisable from the date of grant, subject to Zoran’s right to repurchase unvested shares at the original purchase price upon the optionee’s termination of service. Subject to the optionee’s continued service, the options generally vested at the rate of  1/4 of the shares on the first anniversary of the date of grant and at the rate of  1/48 of the shares on the last day of each of the next 36 calendar months thereafter. Options granted under the 2000 Plan had 10-year terms and terminate three months after the termination of service, except where service terminates due to the optionee’s death or permanent and total disability, in which case the option remained exercisable for one year after such termination but in no event beyond the expiration of the option’s term.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In January 1996, we spun off our wholly-owned subsidiary, Oren Semiconductor, Inc. (“Oren”), to our stockholders. On May 9, 2005, we entered into an agreement to acquire Oren. Prior to entering into this agreement, we had made investments in Oren that represented a 17% ownership interest, and one of our executive officers served as a member of Oren’s board of directors. Under the terms of the agreement, we acquired the remaining 83% of Oren by means of a merger of Oren with a wholly-owned subsidiary of Zoran, in consideration for which we paid an aggregate of $44.6 million to the other stockholders of Oren and to employees holding Oren options, of which $16 million consisted of Zoran Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with, except that statements of changes in beneficial ownership of securities with respect to receipt of an option grant by each of Messrs. Galil, Burgess, Owens, Rynne, Stabenow and Young and Dr. Meindl were not timely filed.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors (the “Committee”) is comprised of members of Zoran’s Board of Directors that the Board of Directors has determined are “independent,” as such term is defined under the Nasdaq listing standards and the rules and regulations of the SEC. The current members of the Committee are Messrs. Galil and Stabenow and Dr. Meindl.

The Committee operates under a written charter adopted by the Board of Directors. The Committee is responsible for reviewing the performance of Zoran’s executive officers, including the chief executive officer, and approving the salaries and cash and equity incentive compensation of the executive officers.

Compensation Philosophy

The goals of Zoran’s compensation policy are to attract, retain and reward executive officers who contribute to Zoran’s overall success. To meet these objectives, Zoran has both a cash component and an equity component to its compensation program. Zoran has structured its cash compensation to be competitive in the semiconductor industry, and to motivate executives to achieve Zoran’s business objectives. Zoran has designed its equity compensation program to align the interests of officers with the long-term interests of stockholders. In setting total compensation, the Compensation Committee considers individual performance, as well as market information regarding compensation paid by other companies in Zoran’s industry.

In preparing the performance graph set forth under the heading “Comparison of Stockholder Return,” Zoran has selected the NASDAQ Electronic Components Stock Index as its published industry index. However, the companies included in the market information considered by the Compensation Committee was not limited to those included in this index.

Forms of Compensation

Base Salary. Salaries for Zoran’s executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the semiconductor industry for individuals of similar education and background to the executive officers being recruited. Zoran also gives consideration to the individual’s experience, past compensation, reputation in his or her industry and expected contributions to Zoran. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee’s determination that the individual’s level of contribution to Zoran has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels.

Bonuses. It is Zoran’s policy that a substantial component of each officer’s potential annual compensation takes the form of a performance-based bonus. Bonus payments to officers other than the chief executive officer are determined by the Compensation Committee, in consultation with the chief executive officer, based on Zoran’s financial performance and the achievement of the officer’s individual performance objectives. The chief executive officer’s bonus is determined by the Compensation Committee, without participation by the chief executive officer, based on the same factors.

Long-Term Incentives. Longer-term incentives are provided through stock options and restricted stock units which reward executives and other employees through the growth in value of Zoran’s stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options and awards of restricted stock units to executive officers are based upon each officer’s relative position, responsibilities, historical and expected contributions to Zoran, and the officer’s existing stock ownership and previous option grants, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join Zoran may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at an exercise price equal to the market price of Zoran common stock on the date of grant and will provide value to the executive officers only when the market price of the common stock increases over the exercise price.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code restricts federal income tax deductibility by Zoran of executive compensation paid to Zoran’s chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exemption under Section 162(m) or related regulations. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable and consistent with Zoran’s compensation objectives. Income related to stock options granted under the 2005 Equity Incentive Plan generally qualifies as performance-based compensation exempt from these restrictions imposed by Section 162(m). Other compensation paid to the executive officers did not approach the $1,000,000 limit per executive officer for 2005 and is unlikely to do so in the foreseeable future. The Compensation Committee will consider appropriate actions should the individual non-performance-based compensation of any executive officer ever approach the $1,000,000 level.

2005 Compensation

In 2005, consistent with past practices, the Committee used salary, cash incentive bonuses and equity awards to attain its compensation objectives. Compensation for the chief executive officer and other executive officers for 2005 was set according to Zoran’s established compensation policies described above.

Base Salaries. The Committee reviewed executive officer salaries in 2005. In examining executive officer base salaries, the Committee considered comparative market data, including the Mellon High Tech Revenue survey and the Radford High Tech Revenue survey. Based on its review of competitive pay levels, the Committee determined that no adjustments to the executive officers’ base salaries should be made during 2005.

Bonuses. In setting 2005 target bonus amounts, the Committee established both company objectives and individual objectives to be attained by each executive officer. The percentage of base salary established as a target bonus was based upon achievement of both company and individual goals, as determined by the Committee. In 2005, the target bonus percentages for Zoran’s executive officers were as follows: Levy Gerzberg, Ph.D., President and Chief Executive Officer, 100%; Karl Schneider, Senior Vice President, Finance and Chief Financial Officer, 70%; and Isaac Shenberg, Ph.D., Senior Vice President, Business Development, 60%. In January 2006, the Committee determined that the company objectives for 2005 had been exceeded. Based on this determination and the Committee’s evaluation of each executive officer’s performance against his individual goals, the Committee awarded cash bonuses of $470,000 to Dr. Gerzberg, $175,000 to Mr. Schneider and $127,500 to Dr. Shenberg.

Long-Term Incentives. The Committee determined that grants of equity awards to executive officers in 2005 were appropriate and should be comprised of both stock options and restricted stock units (“RSUs”). In 2005, the Committee granted equity awards to the executive officers as follows: Dr. Gerzberg, options to purchase 180,000 shares and 40,000 RSUs; Mr. Schneider, options to purchase 60,000 shares and 13,333 RSUs; and Dr. Shenberg, options to purchase 54,000 shares and 12,000 RSUs.

Severance Plan Actions

In 2002, the Compensation Committee adopted the Zoran Executive Retention and Severance Plan (the “Retention Plan”), pursuant to which executive officers and key employees are provided with certain benefits in connection with a termination of their employment following a change in control of Zoran. A description of the Retention Plan can be found in the section entitled “Executive Compensation and Other Matters—Employment Contract and Termination of Employment and Change-In-Control Arrangements.” In 2005, in connection with the adoption of the 2005 Equity Incentive Plan, the Committee amended the Retention Plan to include restricted stock units and stock appreciation rights among the types of equity awards subject to the applicable provisions of the Retention Plan in the event of a change in control of Zoran.

Option Exchange Program

In 2005, as a result of a general decline and significant volatility in Zoran’s stock price over the preceding several years, a considerable number of Zoran’s employees held options that had exercise prices greater than the then current and recent trading prices of Zoran common stock. Zoran believed that these “out-of-the-money” options were not achieving the purposes for which they were intended. In addition, since many of the options had been out-of-the-money for extended periods of time, they had not been exercised by their holders and added to the “overhang” of options outstanding in relation to the aggregate number of shares of Zoran’s common stock outstanding. To address this situation, the Compensation Committee approved an Option Exchange Program (the “Exchange Program”). The purpose of the Exchange Program was to promote the interests of Zoran’s stockholders by strengthening Zoran’s ability to motivate and retain valued employees by providing them with an equity stake in a form that was better suited to the current market for Zoran’s common stock and by reducing Zoran’s stock option overhang.

The Compensation Committee and the Board of Directors considered a variety of alternatives to address the significant number of out-of-the-money options and stock option overhang. The Company also retained a compensation consulting firm to provide it with independent advice in this regard. Ultimately, the Compensation Committee and the Board determined that some option holders could benefit from the opportunity to choose between what Zoran believed to be the more certain benefit associated with restricted stock rights and the potentially more valuable, though less certain, benefit those holders may have realized by retaining their stock options. Additionally, by exchanging stock options according to the terms of the Exchange Program, Zoran would be able to reduce the number of shares of stock subject to equity awards, thereby reducing potential dilution to our stockholders.

At Zoran’s 2005 Annual Meeting of Stockholders, the stockholders approved the Exchange Program pursuant to which Zoran employees, excluding Zoran’s executive officers, were eligible to exchange, on a grant-by-grant basis, their eligible out-of-the-money options for shares of restricted stock or restricted stock unit awards granted under Zoran’s 2005 Equity Incentive Program. Participants in the Exchange Program who were subject to U.S. income taxation received shares of restricted stock subject to vesting, while all other participants received restricted stock units that represent the right to receive shares of Zoran common stock upon vesting. Options eligible for the Exchange Program were those granted under Zoran’s 1993 Stock Option Plan, 2000 Nonstatutory Stock Option Plan or the Oak Technology, Inc. 1994 Stock Option Plan that had exercise prices per share greater than a “threshold price,” which was the greater of U.S. $20.00 and the closing sale price of our common stock reported on the Nasdaq National Market on the date the Exchange Program terminated. The number of restricted stock rights granted in exchange for each eligible option surrendered in the Exchange Program was determined based upon an exchange ratio. Zoran established an individual exchange ratio for each eligible option, depending on its exercise price and remaining contractual term. The exchange ratio represented the number of shares subject to an eligible option that was canceled for each one restricted stock right that was granted to employees.

The Exchange Program commenced on January 6, 2006 and expired on February 6, 2006. As a result of the Exchange Program, Zoran accepted for cancellation options to purchase an aggregate of 1,060,536 shares of its common stock and granted 197,433 restricted shares of common stock or restricted stock units in exchange for such options.

COMPENSATION COMMITTEE

Uzia Galil
James D. Meindl, Ph.D. Arthur B. Stabenow

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the quality of Zoran’s financial statements and financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers LLP, Zoran’s independent registered public accounting firm, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

During the year ended December 31, 2005, the Audit Committee consisted of four directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

The Audit Committee has discussed and reviewed with the independent registered public accounting firm all matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has received from PricewaterhouseCoopers LLP a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers LLP’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting. The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP the audited financial statements.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2005.

AUDIT COMMITTEE

Arthur B. Stabenow
James B. Owens, Jr.
Raymond A. Burgess
Uzia Galil

COMPARISON OF STOCKHOLDER RETURN

Set forth below is a graph indicating cumulative total return at December 31, 2001, 2002, 2003, 2004 and 2005 on $100 invested, alternatively, in Zoran common stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Electronic Components Stock Index on December 31, 2000.(1)

(1)	Assumes that $100 was invested on December 31, 2000 in our common stock and each index, and that all dividends have been reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2007 annual meeting, the proposal must be received at our principal executive offices, addressed to the General Counsel, not later than January 15, 2007. Should a stockholder proposal be brought before the 2007 annual meeting, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the General Counsel at our principal executive offices, prior to the close of business on March 31, 2007.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2006 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

/s/ Dennis C. Sullivan
Dennis C. Sullivan
Secretary

Sunnyvale, California

May 1, 2006

Appendix A

ZORAN CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I. Purpose

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Zoran Corporation (the “Company”) and the manner in which those responsibilities shall be performed, including the Committee structure, processes and membership requirements.

The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company’s compliance with legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company’s independent auditor and prepare any reports required of the Committee under rules of the Securities and Exchange Commission. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Retain the Company’s independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit service and non-audit services.

•	Review with management and the Company’s independent auditor, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements.

•	Regularly communicate with the independent auditor and financial and senior management and regularly report to the Board.

•	Establish and observe complaint procedures regarding financial reporting, accounting, practices, internal auditing controls and auditing matters.

•	Prepare any reports required by the Securities and Exchange Commission.

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II. Organization and Membership Requirements

The Committee shall be comprised of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of Nasdaq. In addition, the Committee shall not include any member who:

•	accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

•	is an affiliated person of the Company or any subsidiary of the Company.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated. Such experience may include being, or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities. At least one member shall be a financial expert as determined in accordance with the rules and regulations of the Securities and Exchange Commission.

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman of the Committee is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Committee.

III. Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet with management, and the independent auditor in separate executive sessions as appropriate, but at least quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV. Committee Authority and Responsibilities

A. Oversight of the Company’s Independent Auditor

The Committee shall be directly and solely responsible for the engagement of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work and shall be directly involved in the oversight of such engagement. Each independent auditor shall report directly to the Committee. The Committee shall:

1.	Obtain periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

2.	Obtain and review annually a report from the independent auditor describing (i) the auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

3.	Evaluate annually the qualifications, performance and independence of the independent auditor, including whether the independent auditor’s quality-control procedures are adequate, the review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

4.	Assure the rotation, as required by law, of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

5.	Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that the Audit Committee may form and delegate to subcommittees of one or more members the authority to grant preapprovals for audit and permitted non-audit services; provided further that the decisions of such subcommittees to grant any such preapprovals shall be presented to the Audit Committee at its next scheduled meeting.

6.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

7.	Approve as necessary the termination of the engagement of the independent auditor and the selection of a replacement independent auditor.

8.	Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

9.	Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise) any communications between the audit team and the auditor’s national office respecting auditing or accounting issues presented by the engagement and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

10.	Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B. Review of Financial Reporting, Policies and Processes

To fulfill its responsibilities and duties the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in connection with the Company’s annual report on Form 10-K.

3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Results of Operation”.

4.	Review and discuss press releases regarding the Company’s financial results and other information provided to securities analysts and rating agencies, including any “pro forma” or adjusted financial information.

5.	At least quarterly, meet separately with management and with the independent auditor.

6.	Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

7.	Review annually with management its assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s report.

8.	Review quarterly with management its evaluation of the Company’s procedures and controls (“Disclosure Controls”) designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

9.	Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

10.	Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

11.	Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

12.	Review analyses prepared by management and/or the independent or internal auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including the effects of alternative GAAP methods on the financial statements.

C. Risk Management, Related Party Transactions, Legal Compliance and Ethics

To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.	Review with the Chief Executive Officer and Chief Financial Officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2.	Consider and approve related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

3.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.	Adopt a Code of Ethics for senior financial officers and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Take such actions, including review of conduct alleged to be in violation of the Company’s Code of Business Conduct and Ethics, and adoption of remedial, disciplinary, or other measures with regard to such actions, as may be necessary or appropriate under the Code of Business Conduct and Ethics.

5.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

6.	Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

7.	Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.	Prepare the Committee’s report required by the rules of the Securities Exchange Commission to be included in the Company’s annual proxy statement.

9.	Develop, in coordination with the Nominating and Corporate Governance Committee, and implement an annual performance evaluation of the Committee.

10.	Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

11.	Review and reassess the Charter’s adequacy as appropriate.

Appendix B

ZORAN CORPORATION

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

I. Purpose

This Charter specifies the scope of the responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Zoran Corporation (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms for the Company; and (vi) provide oversight in the evaluation of the Board and each of its committees.

II. Organization and Membership Requirements

The Committee shall be comprised of at least two directors, each of whom shall satisfy the independence requirements established by the rules of Nasdaq, provided that one director who does not meet the independence criteria of Nasdaq may serve on the Committee (1) if the individual is an officer who owns or controls more than 20% of the Company voting securities or (2) pursuant to the “exceptional and limited circumstances” exception provided under the rules of Nasdaq.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman of the Committee is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

III. Meetings

The Committee shall meet as often as it deems appropriate to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV. Committee Authority and Responsibility

To fulfill its responsibilities and duties hereunder, the Committee shall:

A.	Nominating Functions

1.	Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

B-1

2.	Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

3.	Consider any nominations of director candidates validly made by the Company’s stockholders.

4.	Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

B.	Corporate Governance Functions

1.	Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company. Such principles shall include director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education and management succession.

2.	Adopt and approve a Code of Business Conduct and Ethics that meets the requirements of Nasdaq and emphasizes the need for officers and directors to act honestly, in good faith and in the Company’s best interests, adopt procedures for monitoring and enforcing compliance with the Code of Business Conduct and Ethics, and review the Code from time to time and recommend such changes to the Code as the Committee shall deem appropriate.

3.	Review, at least annually, the Company’s compliance with the Nasdaq corporate governance listing requirements, and report to the Board regarding the same.

4.	Assist the Board in developing criteria for the evaluation of Board and committee performance.

5.	Review and evaluate the performance of all committees of the Board on an annual basis.

6.	Review and recommend to the Board changes to the Company’s Bylaws, as needed.

7.	Make regular reports to the Board regarding the foregoing.

8.	Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board.

9.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

The Committee shall have the authority to obtain advice or assistance from search firms, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder. Without limitation, the Committee shall have the authority to retain or terminate any search firm used to identify director candidates. The fees and costs of any consultant or advisor engaged by the Committee to assist it in performing its duties hereunder shall be borne by the Company.

B-2

Appendix C

Zoran Corporation

2005 Equity Incentive Plan

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

		Page
19.7	Fractional Shares	39
19.8	Retirement and Welfare Plans	39
19.9	Beneficiary Designation	39
19.10	Severability	39
19.11	No Constraint on Corporate Action	40
19.12	Unfunded Obligation	40
19.13	Choice of Law	40

-iv-

Zoran Corporation

2005 Equity Incentive Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Zoran Corporation 2005 Equity Incentive Plan (the “Plan”) is hereby established effective as of July 29, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.

(f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j) “Company” means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

(k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(l) “Covered Employee” means any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m) “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date, the preceding trading day or the next succeeding trading day; and, for purposes other than determining the exercise price or purchase price of shares pursuant to an Award, the high or low sale price of a share of Stock on such date, the preceding trading day or the next succeeding trading day, the average of any such prices determined over a period of trading days or the actual sale price of a share of Stock received by a Participant. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award or (iv) an Other Stock-Based award based on appreciation in the Fair Market Value of the Stock.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(x) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

N = X(A-B)/A, where

    “N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

    “X” = the total number of shares with respect to which the Participant has elected to exercise the Option;

    “A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

    “B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(y) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(z) “Officer” means any person designated by the Board as an officer of the Company.

(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

(bb) “Option for Full Value Award Exchange Program” means a program, approved by the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, which provides for the cancellation of outstanding options, including options granted pursuant to a Predecessor Plan, and the grant in substitution therefore of Full Value Awards.

(cc) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 12.

(dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ee) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ff) “Participant” means any eligible person who has been granted one or more Awards.

(gg) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(hh) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(ii) “Performance Award” means an Award of Performance Shares or Performance Units.

(jj) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(ll) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(mm) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(nn) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(oo) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(pp) “Predecessor Plan” means each of the Company’s 1993 Stock Option Plan and 2000 Nonstatutory Stock Option Plan and options granted by Oak Technology, Inc. and assumed by the Company pursuant to its acquisition of Oak Technology, Inc.

(qq) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(rr) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(ss) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9 or Section 11, respectively, to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.

(uu) “Restriction Period” means the period established in accordance with Section 8.5 during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(vv) “Retirement” means termination of Service at or after the normal retirement age as set forth in the retirement plan of the Company that is applicable to the Participant, or, if the Participant is not covered by such a retirement plan, the normal retirement age as defined by the social insurance program in effect in the country where the Participant resides.

(ww) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(xx) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(yy) “Section 162(m)” means Section 162(m) of the Code.

(zz) “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ccc) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ddd) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s purchase price for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to the minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.4) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof, or (c) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then current Fair Market Value of a share of Stock and the grant in substitution therefore of Full Value Awards. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to four million, five hundred fifty-six thousand six hundred sixty-three (4,556,663) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Accounting.

(a) Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each share of Stock subject to a Full Value Award shall be counted against the limit set forth in Section 4.1 as one and three-tenths (1.3) shares.

(b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. If Options, SARs or Performance Awards are settled in the form of Stock Units issued pursuant to a stock issuance deferral award described in Section 11.1(b), the number of shares available for issuance under the Plan shall be reduced by the number of shares to be counted with respect to such Full Value Awards, as determined in accordance with Section 4.2(a), but shall not be further reduced by the number of shares of Stock originally subject to such Options, SARs or Performance Awards settled in such manner. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2 shall not again be available for issuance under the Plan.

4.3 Adjustment for Certain Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by the number of shares of Stock subject to that portion of any option outstanding pursuant to a Predecessor Plan as of the Effective Date which, on or after the Effective Date, is canceled pursuant to an Option for Full Value Award Exchange Program, but only to the extent of a maximum of one million two hundred fifty thousand (1,250,000) shares made subject to Full Value Awards granted pursuant to such program in replacement of such cancelled options.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees and Consultants.

5.2 Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed four million five hundred fifty-six thousand six hundred sixty-three (4,556,663) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

(ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Section 4.1, and except with respect to Full Value Awards granted pursuant to an Option for Full Value Award Exchange Program, Full Value Awards which vest on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than over a three (3) year period, and Full Value Awards which vest on the basis of the attainment of performance goals shall not provide for a performance period of less than twelve (12) months. Full Value Awards granted pursuant to an Option for Full Value Award Exchange Program which vest on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than over a two (2) year period. The foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

(c) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:

(i) Options and SARs. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than five hundred thousand (500,000) shares.

(ii) Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than two hundred fifty thousand (250,000) shares.

(iii) Performance Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one hundred thousand (100,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than one million five hundred thousand dollars ($1,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

(iv) Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than one million five hundred thousand dollars ($1,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than one hundred thousand (100,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the

Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 18 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

8.5 Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the

Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, subject to the provisions of Section 18 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to Section 5.3(b)), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the

Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) stock price;

(xv) earnings per share;

(xvi) return on stockholder equity;

(xvii) return on capital;

(xviii) return on assets;

(xix) return on investment;

(xx) employee satisfaction;

(xxi) employee retention;

(xxii) balance of cash, cash equivalents and marketable securities;

(xxiii) market share;

(xxiv) customer satisfaction;

(xxv) product development;

(xxvi) research and development expenses;

(xxvii) completion of an identified special project; and

(xxviii) completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. Subject to the provisions of Section 18 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and subject to the provisions of Section 18 with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death, Disability or Retirement. If the Participant’s Service terminates because of the death, Disability or Retirement of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death, Disability or Retirement before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award and provide for payment of such Award or portion thereof on the same basis as if the Participant’s Service had terminated by reason of Retirement.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. DEFERRED COMPENSATION AWARDS.

11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, subject to the provisions of Section 18 with respect to Section 409A, may establish one or more programs pursuant to the Plan under which:

(a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.

(a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a

Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(b) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award which complies with Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

12. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

12.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

12.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. Subject to Section 5.3(b), the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

12.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the provisions of Section 18 with respect to Code Section 409A.

12.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent rights shall not be granted with respect to Cash-Based Awards.

12.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the

Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

12.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

13. STANDARD FORMS OF AWARD AGREEMENT.

13.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

13.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14. CHANGE IN CONTROL. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

14.1 Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

14.2 Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any

Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

14.3 Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

15. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

17. AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. COMPLIANCE WITH SECTION 409A.

18.1 Awards Subject to Section 409A. The provisions of this Section 18 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a) Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b) Each Deferred Compensation Award.

(c) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

18.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 18.3.

18.3 Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 18.3(b), 18.4(b), or 18.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution pursuant to Section 18.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

18.4 Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a) Separation from service (as determined by the Secretary of the United States Treasury);

(b) The date the Participant becomes Disabled (as defined below);

(c) Death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 18.2 and/or 18.3, as applicable;

(e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f) The occurrence of an Unforeseeable Emergency (as defined below).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 18.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

18.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

18.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

18.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

18.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

19. MISCELLANEOUS PROVISIONS.

19.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

19.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the

Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

19.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

19.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Zoran Corporation 2005 Equity Incentive Plan as duly adopted by the Board on May 26, 2005 and amended on July 19, 2005 and April 19, 2006.

/s/ DENNIS C. SULLIVAN
Secretary

Appendix D

ZORAN CORPORATION

AMENDED AND RESTATED

1995 EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated Through April 19, 2006)

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The Zoran Corporation 1995 Employee Stock Purchase Plan was initially established effective December 14, 1995 (the “Effective Date”), the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the “Initial Plan”). The Initial Plan was amended and restated in its entirety as the Zoran Corporation Amended and Restated 1995 Employee Stock Purchase Plan (the “Plan”) effective as of the date of commencement of the first Offering under the Plan following approval of the Plan by the stockholders of the Company on June 6, 1996.

1.2 Purpose. The purpose of the Plan to provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan shall qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

2. Definitions and Construction.

2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d) “Company” means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

(e) “Compensation” means, with respect to an Offering Period under the Plan, all amounts paid in cash in the form of base salary during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, reimbursements of expenses, allowances, long-term disability, workers’ compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

(f) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(g) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and for purposes of Section 423 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

(j) “Offering” means an offering of Stock as provided in Section 6.

(k) “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(l) “Offering Period” means a period determined in accordance with Section 6.1.

(m) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(n) “Participant” means an Eligible Employee participating in the Plan.

(o) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation which the Board determines should be included in the Plan. The Board shall have the sole and absolute discretion to determine from time to time what Parent Corporations or Subsidiary Corporations shall be Participating Companies.

(p) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(q) “Purchase Date” means, for any Purchase Period, the last day of such Purchase Period.

(r) “Purchase Period” means a period determined in accordance with Section 6.2.

(s) “Purchase Price” means the price at which a share of Stock may be purchased pursuant to the Plan, as determined in accordance with Section 9.

(t) “Purchase Right” means an option pursuant to the Plan to purchase such shares of Stock as provided in Section 8 which may or may not be exercised during an Offering Period. Such option arises from the right of a Participant to withdraw such Participant’s accumulated payroll deductions not previously applied to the purchase of Stock under the Plan (if any) and terminate participation in the Plan or any Offering therein at any time during an Offering Period.

(u) “Stock” means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

(v) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term “or” shall include the conjunctive as well as the disjunctive.

3. Administration. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four million two hundred twenty-five thousand (4,225,000) and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof.

If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Offering Share Limit set forth in Section 8.1 and to each Purchase Right and in the Purchase Price.

5. Eligibility.

5.1 Employees Eligible to Participate. Any Employee of a Participating Company is eligible to participate in the Plan except the following:

(a) Employees who are customarily employed by the Participating Company Group for twenty (20) hours or less per week;

(b) Employees who are customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; and

(c) Employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of Section 423(b)(3) of the Code.

5.2 Leased Employees Excluded. Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an “Employee” of such Participating Company.

6. Offerings.

6.1 Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately twenty-four (24) months duration (an “Offering Period”); provided, however that the first Offering Period shall commence on the Effective Date and end on October 31, 1997 (the “Initial Offering Period”). Subsequent Offerings shall commence on the first days of May and November of each year and end on the last days of the second April and October, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. An Employee who becomes an Eligible Employee after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time. In the event the first or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

6.2 Purchase Periods. Each Offering Period shall consist of four (4) consecutive purchase periods of approximately six (6) months duration (individually, a “Purchase Period”). The Purchase Period commencing on the Offering Date of the Initial Offering Period shall end on April 30, 1996. A Purchase Period commencing on the first day of May shall end on the last day of the next following October. A Purchase Period commencing on the first day of November shall end on the last day of the next following April. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. In the event the first or last day of a Purchase Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

6.3 Governmental Approval; Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals or qualifications of the sale or issuance of the Purchase Rights or the shares of Stock and (b) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan’s Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

7. Participation in the Plan.

7.1 Initial Participation. An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements of Section 5 and delivering to the Company’s payroll office or other office designated by the Company not later than the close of business for such office on the last business day before such Offering Date (the “Subscription Date”) a subscription agreement indicating the Employee’s election to participate in the Plan and authorizing payroll deductions. An Eligible Employee who does not deliver a subscription agreement to the Company’s payroll or other designated office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

7.2 Continued Participation. A Participant shall automatically participate in the Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (a) ceases to be an Eligible Employee, (b) withdraws from the Plan pursuant to Section 13.2 or (c) terminates employment as provided in Section 14. If a Participant automatically may participate in a subsequent Offering Period pursuant to this Section 7.2, then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.

8. Right to Purchase Shares.

8.1 Purchase Right. Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole shares of Stock arrived at by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on the Offering Date of such Offering Period; provided, however, that such number shall not exceed 7,500 shares (the “Offering Share Limit”). Shares of Stock may only be purchased through a Participant’s payroll deductions pursuant to Section 10.

8.2 Pro Rata Adjustment of Purchase Right. Notwithstanding the foregoing, if the Board shall establish an Offering Period of less than twenty-three and one-half (23 1/2) months in duration or more than twenty-four and one-half (24 1/2) months in duration, (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months in the Offering Period and rounding to the nearest whole dollar, and (b) the Offering Share Limit shall be determined by multiplying 312.5 shares by the number of months in the Offering Period and rounding to the nearest whole share. For purposes of the preceding sentence, fractional months shall be rounded to the nearest whole month.

9. Purchase Price. The Purchase Price at which each share of Stock may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan shall be set by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period.

10. Accumulation of Purchase Price through Payroll Deduction. Shares of Stock which are acquired pursuant to the exercise of all or any portion of a Purchase Right for an Offering Period may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period. Except as set forth below, the amount of Compensation to be deducted from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.

10.1 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

10.2 Limitations on Payroll Deductions. The amount of payroll deductions with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant’s Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of a future Offering Date, as determined by the Board. Amounts deducted from Compensation shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.

10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the amount deducted or stop deductions from his or her Compensation by filing an amended subscription agreement with the Company on or before the “Change Notice Date.” The “Change Notice Date” shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant subsequently withdraws from the Offering or the Plan as provided in Sections 13.1 and 13.2, respectively, or is automatically withdrawn from the Offering as provided in Section 13.4.

10.4 Participant Accounts. Individual Plan accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

10.5 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan.

10.6 Company Established Procedures. The Company may, from time to time, establish or change (a) a minimum required payroll deduction amount for participation in an Offering, (a) limitations on the frequency or number of changes in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (d) payroll deduction in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, (e) the date(s) and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan, or (vi) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

11. Purchase of Shares.

11.1 Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

11.2 Return of Cash Balance. Any cash balance remaining in the Participant’s Plan account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, the Company may establish procedures whereby such cash is maintained in the Participant’s Plan account and applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.3 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.4 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

12. Limitations on Purchase of Shares; Rights as a Stockholder.

12.1 Fair Market Value Limitation. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase shares of Stock under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of Section 423 of the Code sponsored by the Company or a Parent Corporation or Subsidiary Corporation) at a rate which exceeds $25,000 in Fair Market Value, which Fair Market Value is determined for shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

12.2 Pro Rata Allocation. In the event the number of shares of Stock which might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

12.3 Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a stock certificate for the shares of Stock being purchased pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

13. Withdrawal.

13.1 Withdrawal From an Offering. A Participant may withdraw from an Offering by signing and delivering to the Company’s payroll or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Purchase Date, a Participant may have shares of Stock purchased on such Purchase Date and immediately commence participation in the new Offering commencing immediately after such Purchase Date. A Participant is prohibited from again participating in an Offering at any time following withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering.

13.2 Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company’s payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Withdrawals made after a Purchase Date shall not affect shares of Stock acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from the Plan.

13.3 Return of Payroll Deductions. Upon a Participant’s withdrawal from an Offering or the Plan pursuant to Sections 13.1 or 13.2, respectively, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant’s interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

13.4 Automatic Withdrawal From an Offering. If the Fair Market Value of a share of Stock on a Purchase Date of an Offering (other than the final Purchase Date of such Offering) is less than the Fair Market Value of a share of Stock on the Offering Date for such Offering, then every Participant shall automatically (a) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of shares of Stock for such Purchase Period and (b) be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this Section 13.4 by delivering to the Company not later than the close of business on the last day before the Purchase Date a written notice indicating such election.

13.5 Waiver of Withdrawal Right. The Company may, from time to time, establish a procedure pursuant to which a Participant may elect, at least six (6) months prior to a Purchase Date, to have all payroll deductions accumulated in his or her Plan account as of such Purchase Date applied to purchase shares of Stock under the Plan, and (a) to waive his or her right to withdraw from the Offering or the Plan and (b) to waive his or her right to increase, decrease, or cease payroll deductions under the Plan from his or her Compensation during the Purchase Period ending on such Purchase Date. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the Purchase Date for which such election is to first be effective.

14. Termination of Employment or Eligibility. Termination of a Participant’s employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an Eligible Employee, shall terminate the Participant’s participation in the Plan immediately. In such event, the payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

15. Transfer of Control.

15.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

15.2 Effect of Transfer of Control on Purchase Rights. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan or substitute substantially equivalent Purchase Rights for stock of the Acquiring Corporation. If the Acquiring Corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may, in its sole discretion and notwithstanding any other provision herein to the contrary, adjust the Purchase Date of the then current Purchase Period to a date on or before the date of the Transfer of Control, but shall not adjust the number of shares of Stock subject to any Purchase Right. All Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Purchase Rights immediately prior to an Ownership Change Event described in Section 15.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Purchase Rights shall not terminate unless the Board otherwise provides in its sole discretion.

16. Nontransferability of Purchase Rights. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares.

17. Reports. Each Participant who exercised all or part of his or her Purchase Right for a Purchase Period shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant’s Plan account pursuant to Section 11.2, if any. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18. Restriction on Issuance of Shares. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

19. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE                     , 19    . THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE.”

20. Notification of Sale of Shares. The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

21. Amendment or Termination of the Plan. The Board may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Board and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies. Notwithstanding the foregoing, in the event that the Board determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company as a result of a change after April 21, 2004 in the generally accepted accounting principles applicable to the Plan, the Board may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress which commenced on or after April 21, 2004: (a) terminate the Plan or any Offering Period, (b) accelerate the Purchase Date of any Offering Period, (c) reduce the discount applicable in determining the Purchase Price of any Offering Period, (d) reduce the maximum number of shares of Stock that may be purchased in any Offering Period or (e) take any combination of the foregoing actions.

22. Continuation of Initial Plan as to Outstanding Purchase Rights. Any other provision of the Plan to the contrary notwithstanding, the terms of the Initial Plan shall remain in effect and apply to all Purchase Rights granted pursuant to the Initial Plan.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Zoran Corporation Amended and Restated 1995 Employee Stock Purchase Plan as duly adopted by the Board of Directors and amended and restated through April 19, 2006.

/s/ DENNIS C. SULLIVAN
Secretary

ZORAN CORPORATION

1995 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

☐	Original Application for participation commencing with the Offering Period beginning , 200 .

☐	Change in Percentage of Payroll Deductions effective with the pay period ending , 200 .

I hereby elect to participate in the 1995 Employee Stock Purchase Plan (the “Plan”) of Zoran Corporation (the “Company”) and subscribe to purchase shares of the Company’s common stock as determined in accordance with the terms of the Plan.

I hereby authorize payroll deductions in the amount of              percent (in 1% increments not to exceed 10%) of my “Compensation” (as defined in the Plan) from each paycheck throughout the “Offering Period” (as defined in the Plan) in accordance with the terms of the Plan. I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the last day of each Purchase Period unless I withdraw from the Plan or from the Offering by giving written notice to the Company or unless I terminate employment.

I further understand that I will automatically participate in each subsequent Offering which commences immediately after the last day of an Offering in which I am participating under the Plan until such time as I file with the Company a notice of withdrawal from the Plan on such form as may be established from time to time by the Company or I terminate employment.

Shares purchased for me under the Plan should be issued in the name set forth below. (I understand that shares may be issued either in my name alone or together with my spouse as community property or in joint tenancy.)

NAME: ______________________________________________________________________________________________________

ADDRESS: _____________________________________________________________________________________________

____________________________________________________________________________________________________________

MY SOCIAL SECURITY NUMBER: _________________________________________________________________________

I hereby authorize withholding from my compensation in order to satisfy the foreign, federal, state and local tax withholding obligations, if any, which may arise upon my purchase of shares under the Plan and/or upon my disposition of shares I acquired under the Plan. I hereby agree that until I dispose of the shares, unless otherwise permitted by the Company, I will hold all shares I acquire under the Plan in the name entered above (and not in the name of any nominee) for at least two (2) years from the first day of the Offering Period in which, and at least one (1) year from the Purchase Date on which, I acquired such shares. I further agree that I will promptly notify the Chief Financial Officer of the Company in writing of any transfer of such shares prior to the end of the periods referred to in the preceding sentence.

I am familiar with the provisions of the Plan and hereby agree to participate in the Plan subject to all of the provisions thereof. I understand that the Board of Directors of the Company reserves the right to amend the Plan and my right to purchase stock under the Plan as may be necessary to qualify the Plan as an employee stock purchase plan as defined in Section 423 of the Internal Revenue Code of 1986, as amended, or to obtain qualification or registration of the Company’s common stock to be issued out of the Plan under applicable foreign, federal and state securities laws. I understand that the effectiveness of this subscription agreement is dependent upon my eligibility to participate in the Plan.

Date:	Signature:

Name Printed

ZORAN CORPORATION

1995 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

I hereby elect to withdraw from the offering of the common stock of Zoran Corporation (the “Company”) under the Company’s 1995 Employee Stock Purchase Plan (the “Plan”) which began on                     , 200   and in which I am currently participating (the “Current Offering”).

Make one election under section A and one election under section B:

A.	Current Offering. As to my participation in the current purchase period (the “Current Purchase Period”) of the Current Offering under the Plan, I elect as follows (check one):

☐	1.	I elect to terminate my participation in the Current Purchase Period immediately.

		I hereby request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall not be used to purchase shares on the last day of the Current Purchase Period. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering.

☐	2.	I elect to terminate my participation in the Current Offering following my purchase of shares on the last day of the Current Purchase Period.

		I hereby request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall be used to purchase shares on the last day of the Current Purchase Period. I understand that this election will terminate my interest in the Current Offering immediately following such purchase. I request that any cash balance remaining in my account under the Plan after my purchase of shares be returned to me as soon as practicable.

I understand that if no election is made as to participation in the Current Offering under the Plan, I will be deemed to have elected to participate in the Current Offering.

B.	Future Offerings. As to my participation in future offerings of common stock under the Plan, I elect as follows (check one):

☐	1.	I elect to participate in future offerings under the Plan.

		I understand that by making this election I will participate in the next offering under the Plan commencing subsequent to the Current Offering, and in each subsequent offering commencing immediately after the last day of an offering in which I participate, until such time as I elect to withdraw from the Plan or from any such subsequent offering.

☐	2.	I elect not to participate in future offerings under the Plan.

		I understand that by making this election I terminate my interest in the Plan and that no further payroll deductions will be made unless I elect in accordance with the Plan to become a participant in another offering under the Plan.

I understand that if no election is made as to participation in future offerings under the Plan, I will be deemed to have elected to participate in such future offerings.

Date:	Signature:

Name Printed:

ZORAN CORPORATION

Proxy for the Annual Meeting of Stockholders

To be held on June 22, 2006

Solicited by the Board of Directors

The undersigned hereby appoints Levy Gerzberg, Ph.D. and Karl Schneider, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Zoran Corporation, a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 1390 Kifer Road, Sunnyvale, California 94086 on June 22, 2006, at 11:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 1, 2006 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE

Please mark votes as in this example

A vote FOR the following proposals is recommended by the Board of Directors:

1.	To elect the following eight (8) persons directors to hold office until their respective successors are elected and qualified:

☐ FOR all nominees listed below (except as marked to the contrary below.) ☐ WITHHOLD AUTHORITY to vote for all nominees listed below.	☐ Levy Gerzberg, Ph.D. ☐ Uzia Galil ☐ Raymond A. Burgess ☐ James D. Meindl, Ph.D. ☐ James B. Owens, Jr. ☐ David Rynne ☐ Arthur B. Stabenow ☐ Philip M. Young

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

		FOR	AGAINST	ABSTAIN
2.	To approve an increase in the maximum aggregate number of shares that may be issued under the Company’s 2005 Equity Incentive Plan by 2,500,000 shares.	☐	☐	☐

3.	To approve an increase in the maximum aggregate number of shares that may be issued under the Company’s 1995 Employee Stock Purchase Plan by 1,000,000 shares.	☐	☐	☐

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

Signature:	Date:

Signature:	Date: